UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2025

CEA INDUSTRIES INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41266	27-3911608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

385 South Pierce Avenue, Suite C

Louisville, Colorado 80027

(Address of principal executive offices, including zip code)

(303) 993-5271

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17-CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17-CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.00001	BNC	Nasdaq Capital Market
Warrants to purchase Common Stock	BNCWW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 14, 2025, the Nasdaq Listing Qualifications Staff (the “Staff”) issued a public reprimand letter (the “Letter”) to CEA Industries Inc. (the “Company”), pursuant to Nasdaq Listing Rule 5810(c)(4), due to the Company’s failure to comply with Nasdaq Listing Rule 5635(b), which requires shareholder approval prior to the issuance of securities when the issuance or potential issuance will result in a change of control of the Company. The Staff found that a change of control took place in connection with transactions that occurred in August 2025; however, the Staff determined that, due to the Company’s prompt attention and remediation efforts, a public reprimand letter served as an appropriate resolution to that violation. In making this determination, the Staff acknowledged that the violation did not appear to be the result of a deliberate intent to avoid compliance, and, further, the Company acted promptly to make changes to regain compliance after it received notice from The Nasdaq Stock Market LLC (“Nasdaq”). In addition, the Staff relied on the Company’s history of compliance with the Nasdaq Listing Rules and the Company’s commitment to work with Nasdaq in the future to ensure compliance with the Nasdaq Listing Rules.

The Company previously regained compliance with the applicable Nasdaq listing requirements, and following the issuance of the Letter the Staff has closed the inquiry and informed the Company that the Staff will not be issuing any form of delisting notice to the Company for this matter. Following disclosure via this Current Report on Form 8-K, there is no further action required from the Company with regard to this matter.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEA Industries Inc.

Date: October 17, 2025	By:	/s/ David Namdar
David Namdar
Chief Executive Officer

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